Prospectus Supplement

Filed Pursuant To 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated February 4, 2026
to the Prospectus dated May 1, 2025

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Growth Fund (the “Fund”), a series of Homestead Funds, Inc.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Homestead Funds’ website at homesteadadvisers.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective May 1, 2026, Taymour R. Tamaddon will no longer serve as a co-portfolio manager of the Fund, and Jon Michael Friar will become the Fund’s sole portfolio manager.

Accordingly, the following changes are effective immediately:

The following is added at the end of the section of the Summary Prospectus entitled “Fund Summaries – Growth Fund – Portfolio Manager”:

Effective May 1, 2026, Taymour R. Tamaddon will no longer serve as a co-portfolio manager of the Fund, and Jon Michael Friar will become the Fund’s sole portfolio manager.

The following is added to the section of the Prospectus entitled “Management of the Funds – Portfolio Managers – Subadviser to the Growth Fund”:

Effective May 1, 2026, Taymour R. Tamaddon will no longer serve as a co-portfolio manager of the Fund, and Jon Michael Friar will become the Fund’s sole portfolio manager.